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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          June 16, 2004 Date of report
                       (Date of earliest event reported):


                                 FOOTSTAR, INC.
             (Exact Name of Registrant as Specified in Its Charter)






                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                    1-11681                            22-3439443
            (Commission File Number)     (I.R.S. Employer Identification No.)


              1 CROSFIELD AVENUE
             WEST NYACK, NEW YORK                         10994
   (Address of Principal Executive Offices)             (Zip Code)

                                 (845) 727-6500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.    REGULATION FD DISCLOSURE.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On June 16, 2004, the Debtors filed with the Court their monthly operating report for the period from March 3, 2004 to May 29, 2004 (the "Monthly Operating Report"). Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Report required to be filed with the Court. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           The Monthly Operating Report may be available electronically, for a fee, through the Court's Internet world wide web site located at www.nysb.uscourts.gov.

Limitation on Incorporation by Reference

           In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Financial and Operating Data

           The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Company. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.



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           Furthermore, as announced by the Company in November 2002, due to the continuing review of the Company's financial statements arising from previously reported accounting discrepancies, which will require a restatement of the Company's financial results for the first half of 2002 and prior periods, the financial statements currently found in our prior years financial statements should no longer be relied upon. Once these periods are restated, the Company will be in a position to update previously released financial information for historical periods and complete financial statements for subsequent periods for which no financial statements are currently available.

Cautionary Statement Regarding Forward-Looking Statements

           This Current Report and the exhibit hereto may contain forward-looking statements made in reliance upon the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning. Factors that could affect the Company's forward-looking statements include, among other things: changes arising from the filing of the Company's Chapter 11 Case; the Company's ability to continue as a going concern; the Company's ability to operate pursuant to the terms of the DIP financing facility; the Company's ability to obtain Bankruptcy Court approval and any other required approvals with respect to motions in the Chapter 11 Case prosecuted by us from time to time; the Company's ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case; risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the Chapter 11 Case to a Chapter 7 case; the Company's ability to obtain and maintain normal terms with services providers and vendors, and the Company's ability to maintain contracts that are critical to the Company's operations; adverse developments relating to the restatement; the audit of the restatement adjustments for fiscal years 1997 through 2001; the audit of 2002 and the review of the first three quarters of fiscal year 2003 by KPMG; negative reactions from the Company's stockholders, creditors or vendors to the results of the investigation and restatement or the delay in providing financial information caused by the investigation and restatement; the impact and result of any litigation (including private litigation; any action by the Securities and Exchange Commission or any investigation by any other governmental agency related to the Company or the financial statement restatement process; additional delays in completing the restatement or the amendment of previously filed reports or the filing of reports at the Securities and Exchange Commission; the Company's ability to manage its operations during and after the financial statement restatement process; the results of the Company's exploration of strategic alternatives; the Company's ability to successfully implement internal controls and procedures that ensure timely, effective and accurate financial reporting; the continued effect of Kmart store closings on Meldisco; higher than anticipated employee levels, capital expenditures and operating expenses, including the Company's ability to reduce overhead and rationalize assets, both generally and with


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respect to changes being implemented to address the results of the investigation and the restatement; adverse results on the Company's business relating to increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; any adverse developments in existing commercial disputes or legal proceedings; volatility of the Company's stock price; and intense competition in the markets in which the Company competes. Additionally, due to material uncertainties, it is not possible to predict the length of time we will operate under Chapter 11 protection, the outcome of the proceeding in general, whether we will continue to operate under our current organizational structure, or the effect of the proceeding on our businesses and the interests of various creditors and security holders.

           Because the information herein is based solely on data currently available, it is subject to change as a result of events or changes over which the Company may have no control or influence, and should not be viewed as providing any assurance regarding the Company's future performance. Actual results and performance may differ from the Company's current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company's business, financial condition, results of operations, liquidity or prospects. Additionally, the Company is not obligated to make public indication of changes in its forward-looking statements unless required under applicable disclosure rules and regulations.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2004
                                                     FOOTSTAR, INC.


                                                     By: /s/ Maureen Richards
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                                                         Maureen Richards
                                                         Senior Vice President,
                                                         General Counsel and
                                                         Corporate Secretary




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                                 EXHIBIT INDEX

    Exhibit No.                      Description
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      99.1          Monthly Operating Report filed with United States Bankruptcy
                    Court for the Southern District of New York.








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